POWER OF ATTORNEY

Know all by these presents, that

 the undersigned

hereby constitutes and appoints

Thomas R. Gooley, Aaron D. Cowell,

and James Lyle Patrick,

or either of them, signing singly,

 the undersigned's true and lawful

attorney-in-fact to:

1. Execute for and on behalf of the

 undersigned,

 in the undersigned's capacity as

an officer and/or director of US LEC Corp.

 (the "Company"), Forms 4 and 5 in accordance

with Section 16(a) of the Securities Exchange

Act of 1934 and the rules thereunder;

2. Do and perform any and all acts for

 and on behalf of the undersigned which

may be necessary or desirable to complete

and execute any such Form 4 or 5, complete

and execute any amendment or amendments

thereto, and timely file such form with

the United States Securities and Exchange

Commission and any stock exchange or similar

authority; and

3. Take any other action of any type

 whatsoever in connection with the foregoing

which, in the opinion of such attorney-in-fact,

 may be of benefit to, in the best interest

of, or legally required by, the undersigned,

 it being understood that the documents

executed by such attorney-in-fact on behalf

 of the undersigned pursuant to this

Power of Attorney shall be in such form

and shall contain such terms and conditions

as such attorney-in-fact may approve in such

attorney-in-fact's discretion.

The undersigned hereby grants to each such

attorney-in-fact full power

and authority to do and perform any and every

 act and thing whatsoever requisite,

necessary, or proper to be done in the

exercise of any of the rights and

powers herein granted, as fully to all

 intents and purposes as the

undersigned might or could do if

personally present, with full power of

substitution or revocation, hereby

 ratifying and confirming all that such

attorney-in-fact, or such attorney-in-fact's

 substitute or substitutes,

shall lawfully do or cause to be done by

virtue of this

Power of Attorney and the rights and powers

herein granted.

The undersigned acknowledges that the foregoing

 attorneys-in-fact, in serving in

uch capacity at the request of the undersigned,

 are not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to

 comply with Section 16 of the Securities

 Exchange Act of 1934.

This Power of Attorney shall remain in full

 force and effect until the undersigned

is no longer required to file Forms 4 and

5 with respect to the undersigned's

holdings of and transactions in securities

 issued by the Company, unless earlier

revoked by the undersigned in a signed

 writing delivered to the foregoing

attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has

caused this Power of Attorney to

be executed as of

this 17th,day of May, 2006.

S/ S. Shane Turley

Signature

Stephen S. Turley

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